UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 15, 2012

LEATT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-54693	20-2819367
(State or other jurisdiction of	(Commission File No.)	(IRS Employer ID No.)
incorporation or organization)

50 Kiepersol Drive, Atlas Gardens, Contermanskloof Road,
Durbanville, Western Cape, South Africa, 7441
(Address of Principal Executive Offices)

+(27) 21-557-7257
Registrant's telephone number, including area code

____________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 1, 2012, Leatt Corporation (the “Company”) memorialized the terms and provisions of a long term supply agreement with Bayerische Motoren Werke Aktiengesellschaft (“BMW”), pursuant to which the Company has agreed to produce and supply BMW with the BMW Motorrad Neckbrace STX (Street Version) along with replacement parts (the “Product”), commencing retroactively as of March 9, 2012 (the “Agreement”). Under the terms of the Agreement, the Company has agreed to maintain a production capacity of at least 15 units of the Product per day and not to make any changes to the production process of the Product that could affect its quality or subcontract production of the Product to third parties without BMW’s prior written consent. In turn, BMW has undertaken to purchase the Product, pursuant to individual purchase orders of at least 650 units each, for so long as the Company continues to produce the Product, provided that the Product is produced in accordance with state of the art production standards. The Company expects that it will continue to produce the Product through December 31, 2018. BMW has the right to make in writing, and incur the cost of, any reasonable additions or changes to Product specifications throughout the term of the Agreement, so long as the Company apprises BMW of the likely cost of such modifications. Each of the Company and BMW has the right to terminate the Agreement without notice for good cause, in accordance with German law, which governs the Agreement. Good cause under German law would depend on the circumstances, but would generally include a breach of the Agreement which cannot be remedied within a reasonable period or is of such a detrimental nature that the parties cannot fulfill their obligations under the Agreement.

The foregoing description is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 15, 2012, the Company issued a press release announcing its financial results for its fiscal quarter ended June 30, 2012. A copy of the press release, which the Company is furnishing to the Securities and Exchange Commission, is attached as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01 REGULATION FD DISCLOSURE.

The information set forth in Item 2.02 above is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number	Description
10.1	Long-Term Supply Agreement, dated August 1, 2012, by and between, Leatt Corporation and Bayerische Motoren Werke Aktiengesellschaft (BMW)
99.1	Press Release, dated August 15, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2012	LEATT CORPORATION

	By:	/s/ Sean Macdonald
Sean Macdonald
Chief Executive Officer